UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

_______________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): December 10, 2013

 _______________

HANCOCK FABRICS, INC.

(Exact name of Registrant as Specified in its Charter)

Delaware	1-9482	64-0740905
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Fashion Way

Baldwyn, Mississippi 38824

(Address of Principal Executive Offices)

(662) 365-6000

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02       Results of Operations and Financial Condition

On December 10, 2013, Hancock Fabrics, Inc. issued a press release announcing its third quarter results for the period ended October 26, 2013. A copy of the press release is furnished as Exhibit 99.1 to this Form 8-K and shall not be deemed to be “filed ” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01       Financial Statements and Exhibits

(d)     Exhibits

Exhibit Number	Description

99.1	Press release issued by Hancock Fabrics, Inc. dated December 10, 2013, announcing the company’s financial results for its third quarter ended October 26, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HANCOCK FABRICS, INC.

Date: December 10, 2013	By:	/s/ James B. Brown
	Name:	James B. Brown
	Title:	Executive Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)